EXHIBIT 10.7

THIS OPTION, AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS OPTION, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN, NEITHER THIS OPTION NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

ANTRIABIO DELAWARE, INC.

STOCK OPTION CERTIFICATE

Right to Purchase 2,000,000 Shares of Common Stock
Exercise Price: $0.75 per Share
Issue Date: January 30, 2013
Vesting Date: January 30, 2016
Expiration Date: January 30, 2018

No. 001

THIS CERTIFIES THAT, for value received, Steve Howe (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the Vesting Date (as defined below) and at or prior to the close of business on January 30, 2018 (the “Expiration Date”), but not thereafter, to subscribe for and purchase from AntriaBio Delaware, Inc., a Delaware corporation (the “Company”), up to 2,000,000 fully paid and nonassessable shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”) at the Exercise Price (as defined herein).  The Holder agrees that this certificate is for the Stock Option agreed to in the signed Employment Agreement between the Holder and the Company.

1.   GRANT OF STOCK OPTION. Holder has been granted the right, privilege, and option to purchase up to 2,000,000 shares of Common Stock (the “Stock Option”) at the exercise price set forth in Section 4 below, in the manner and subject to the conditions hereinafter provided. The time the Stock Option shall be deemed granted, sometimes referred to herein as the “date of grant,” shall be the date of execution of this Stock Option Certificate.

2.   STOCK OPTION PERIOD. Subject to the conditions of Section 3 below, the Stock Option shall be exercisable at any time during the period commencing with the Vesting Date and expiring on the Expiration Date, unless earlier terminated pursuant to the terms of Section 3, or if said day is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, together with all Federal and state taxes applicable upon such exercise, if any.

3.   VESTING. The vesting schedule for the Stock Option is as follows:

●	50% of the stock option (1,000,000 shares) vests on the grant date.

●	The remaining 50% of the stock option (1,000,000 shares) vests ratably monthly over the next 36 months.

4.   AMOUNT OF PURCHASE PRICE. The purchase price per Share for each share which the Holder is entitled to purchase under the Stock Option shall be $0.75 per share (the “Exercise Price”).

5  . METHOD OF EXERCISE. The Stock Option shall be exercisable by the Holder by giving written notice to the Company of the election to purchase and of the number of Shares the Holder elects to purchase, in substantially the form attached hereto, such notice to be accompanied by such other executed instruments or documents as may be required by the Board of Directors pursuant to this Stock Option Certificate, and unless otherwise directed by the Board of Directors, the Holder shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. The Holder may purchase less than the total number of Shares for which the Stock Option is exercisable, provided that a partial exercise of a Stock Option may not be for less than One Hundred (100) Shares. If the Holder shall not purchase all of the Shares which he is entitled to purchase under the Stock Option, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Stock Option. The Stock Option shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

6.   PAYMENT OF PURCHASE PRICE. At the time of the Holder’s notice of exercise of the  Stock Option, the Holder shall tender in cash or by certified or bank cashier’s check payable to the Company, the purchase price for all Shares then being purchased. If authorized by the Company’s Board of Director, alternative means of payment may be permitted, to the extent such means are permissible under federal securities laws.

7.   ISSUANCE OF STOCK CERTIFICATES. Upon receipt of the materials  delivered by the Holder  indicating exercise  of the Stock  Option, the Company shall, as promptly as practicable and in any event within five (5) business days thereafter, execute and deliver, or cause to be executed and delivered, to the Holder a certificate or certificates representing the aggregate number of Shares specified in such notice or form together with cash in lieu of any fractional share as hereinafter provided. The certificate or certificates so delivered shall be in such denomination or denominations as may be specified in such notice or form and shall be registered in the name of the Holder or such other name as shall be designated (together with an address) in such notice or form. Such certificate(s) shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the exercise date. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of share certificates under this Section except that, in the case such share certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all share transfer taxes which shall be payable upon issuance of such share certificate or certificates shall be paid by the Holder at the time the notice of exercise hereinabove is delivered to the Company.

8.   SHARES FULLY PAID. All Shares shall be, when issued, duly authorized, validly issued and non-assessable.

9.   NO IMPAIRMENT. The Company will not, by amendment of its charter or though  reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Stock Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the

Stock Option against impairment. Notwithstanding the foregoing, in the event of a “change of control”, the Stock Option shall vest immediately in their entirety.

For purposes hereof, a “change of control” shall be deemed to occur if and when:

(i) any person, including a “person” as such term is used in Section 14(d)(2) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent (25%) or more of the combined voting power of the Company’s then outstanding securities;

(ii) any plan or proposal for the dissolution or liquidation of the Company is adopted by the stockholders of the Company;

(iii) individuals who, as of the effective date of this Stock Option Certificate, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of this Stock Option Certificate whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iv) all or substantially all of the assets of the Company are sold, transferred or distributed; or

(v) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50 percent (50%) of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

For purposes hereof, a “change of control shall not include:

(i)
the reverse merger transaction to be closed approximately January 31, 2013 as contemplated by that certain Share Exchange and Reorganization Agreement by and among AntriaBio, Inc., a Delaware corporation, the Company and the Company’s stockholders; or

(ii)
any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or a combination thereof.

10.   RESERVATION OF SHARES. The Company hereby agrees that, during the time period the Stock Option are exercisable, there shall be reserved for issuance and/or delivery upon exercise of the Stock Option such number of shares of its common stock as shall be required for issuance or delivery upon exercise of the Stock Option.

11.   FRACTIONAL SHARES. With respect to any fraction of a Share called for upon any exercise hereof, the Holder agrees to waive the Holder’s right to such fractional Shares. As such, no fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of the Stock Option.

12.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. As used herein, the term “Adjustment Event” means an event pursuant to which the outstanding shares of the Company are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the shares subject to the Stock Option, and (ii) appropriate amendments to this Stock Option Certificate shall be executed by the Company and the Holder if the Board of Directors in good faith determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Board of Directors to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Company, the Board of Directors shall make arrangements for the assumptions by such other corporation of the Stock Option. Notwithstanding the foregoing, any such adjustment to the Stock Option shall be made without change in the total exercise price applicable to the unexercised portion of the Stock Option, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Stock Option. The good faith determination by the Board of Directors as to what adjustments, amendments or arrangements shall be made pursuant to this Section, and the extent thereof, shall be final and conclusive, provided that the Stock Option herein are adjusted in a manner that is no less favorable than the manner of adjustment used as to any other Stock Option issued by the Company to its employees, directors, consultants or in any transaction. No fractional Shares shall be issued on account of any such adjustment or arrangement.

13.   RIGHTS OF THE HOLDER. The Holder shall not be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the Holder. No Shares shall be purchased upon the exercise of any Stock Option unless and until, in the opinion of the Company’s counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Company may be listed shall have been fully complied with.

14.   TRANSFERABILITY OF STOCK OPTION. The Stock Option, prior to vesting, shall not be transferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Holder’s lifetime only by the Holder. The Stock Option, prior to vesting, may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Stock Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Stock Option, shall be null and void and without effect. Notwithstanding the foregoing, any vested portion of the Stock Option maybe transferable by will or by the laws of descent and distribution following Holder’s death and may be assigned in whole or in part during Holder’s lifetime to one or more of Holder’s family members (as defined in Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) through a gift or domestic relations order, or as otherwise permitted by Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The terms applicable to the assigned Stock Option shall be the same as those in effect for the Stock Option immediately prior to such assignment.

15.   SECURITIES LAWS COMPLIANCE. The Company will diligently endeavor to comply with all applicable securities laws before any stock is issued pursuant to the Stock Option. Without limiting the generality of the foregoing, the Company may require from the Holder such investment representation or such Stock Option Certificate, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Holder agree that any sale of the Shares will be made only in such manner as is permitted by the Board of Directors. The Holder shall take any action reasonably requested by the Company in connection with registration or qualification of the Shares under federal or state securities laws.

16.   SECURITIES SUBJECT TO LEGEND. If deemed necessary by the Company’s counsel, all certificates issued to represent the Stock Option and/or the Shares purchased upon exercise of the Stock Option shall bear such appropriate legend conditions as counsel for the Company shall require in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY BE TRANSFERRED ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) IN ACCORDANCE WITH THE ACT AND SUBJECT TO RECEIPT OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT THE PROPOSED TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT.”

17.   LOCK-UP RESTRICTIONS. By accepting this Stock Option, the Holder agrees to any lockup, subject to a financing being active and ongoing, of the Shares which the Board of Directors of the Company requests when requested by an investment banker or underwriter providing financing to the Company.

18.   MISCELLANEOUS.

(a)   Binding Effect. This Stock Option Certificate shall bind and inure to the benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

(b)   Further Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be necessary to carry out the provisions of this Stock Option Certificate.

(c)   Transferability. Subject to the restrictions on transfer set forth on the first page hereof and Section 14, this Stock Option may be transferred or assigned by the Holder.

(d)   Amendment. This Stock Option Certificate may be amended at any time by the written agreement of the Company and the Holder.

(e)   Syntax. Throughout this Stock Option Certificate, whenever the context so requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Stock Option Certificate.

(f)   Governing Law. The Stock Option Certificate shall be governed by the laws of the State of Delaware (other than its choice-of-law rules).

(g)   Choice of Forum. (i) Any party who wishes to bring against the other party in a civil action or proceeding arising out of or relating to this Stock Option Certificate may bring such action or proceeding only in a state or federal court in Denver County in the State of Colorado. (ii) For this purpose, each party consents to personal jurisdiction in such state or federal court and waives any right to dismiss or transfer such action or proceeding because of the inconvenience of the forum. (iii) Nothing in this section shall prevent enforcement in another forum of any judgment obtained in a court identified in subclause (i) of this subsection (g).

(h)   Severability. In the event that any provision of this Stock Option Certificate shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Stock Option Certificate.

(i)   Entire Agreement. This Stock Option Certificate constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof. This Stock Option Certificate supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Stock Option Certificate shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Stock Option Certificate shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

(j)   Attorneys’ Fees. In the event that any party to this Stock Option Certificate institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Stock Option Certificate, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys’ fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys’ fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.

(k)   Notices. All notices and demands between the parties hereto shall be in writing and shall be served either by certified mail, overnight courier (such as FedEx) or facsimile, and such notices or demands shall be deemed given and made on the third business day after the deposit thereof in the United States mail, postage prepaid, if sent by certified mail, on the next business day if sent by overnight courier, or on the same day if sent by facsimile before the close of business, or the next day if sent by facsimile after the close of business, addressed to the party to whom such notice or demand is to be given or made. All notices and demands to the Holder or the Company may be given to them at the following addresses:

If to the Holder:	to the address on file with the Company

If to Company:	Attn.: Board of Directors AntriaBio Delaware, Inc. 999 18th St, Suite 3000 Denver, CO 80202

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Stock Option Certificate to be duly executed.

ANTRIABIO DELAWARE, INC.

By: Nevan Elam
Name: Nevan Elam
Title: Chief Executive Officer

NOTICE OF EXERCISE

To: ANTRIABIO DELAWARE, INC.

The undersigned hereby elects to purchase ________ shares of Common Stock (the “Common Stock”), at an exercise price of $[___] per share, of ANTRIABIO DELAWARE, INC. pursuant to the terms of the attached Stock Option Certificate, and tenders herewith payment of the exercise price in full, in the amount of $_____________.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

________________________ (Name)

(Address) ________________________ ________________________ ________________________

Dated:

______________________________________
Signature

ASSIGNMENT FORM

[To be completed and signed only upon transfer of Stock Option]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________ the right represented by the within Stock Option Certificate to purchase _______ shares of Common Stock of AntriaBio Delaware, Inc. to which the within Stock Option relates and appoints _____________________________________ attorney to transfer said right on the books of AntriaBio Delaware, Inc. with full power of substitution in the premises.

Dated:

Holder’s Signature:	_____________________________

Holder’s Address:	_____________________________
_____________________________

Assignee’s Address:	_____________________________
_____________________________